                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 27, 2000



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

             (Exact name of registrant as specified in its charter)


           Washington                     0-26088                             91-1744587
         (State or other              (Commission                            (IRS Employer
         jurisdiction of              File Number)                           Identification No.)
         incorporation or
         organization)


430 Olds Station Road, Third Floor, Wenatchee, WA                             98801
(Address of Principal Executive Offices)                                     (Zip Code)


Registrant's telephone number,
including area code:                                                         (509) 667-9600

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Item 5.  Other Events
---------------------


On July 27, 2000, the Company closed the first installment of a $3.5 million private placement with two accredited investors. On that date, the Company issued 1,142,860 shares of common stock and warrants to purchase additional shares to the investors for $2.0 million. The Company expects to file a registration statement on Form S-3 with the Securities and Exchange Commission to register the resale of the shares of common stock issued or issuable as a result of the transaction (the "Registration Statement"). Upon effectiveness of the Registration Statement within sixty days after the first closing, a second closing will occur, and the investors will pay an additional $1.5 million and receive 857,140 additional shares of common stock. No additional warrants will be issued at the second closing. The effectiveness of the Registration Statement within 60 days after the first closing is the only condition to the second closing.

At the first closing, the Company issued to the investors warrants to purchase an aggregate of 385,000 shares of the Company's common stock at an exercise price of $2.01 per share (subject to certain adjustments), through July 27, 2003 (the "Closing Warrants") and warrants to purchase a currently indeterminate number of shares as described below (the "Adjustable Warrants" and the "Vesting Warrants" and, together with the Closing Warrants, the "Warrants").

The purpose of the Adjustable Warrants is to provide a mechanism for resetting the price of the shares of common stock purchased by the investors in the transaction if the market price of the Company's common stock does not achieve and maintain a specific level. Adjustable Warrants are exercisable by the investors at an exercise price of $.001 per share for fifteen trading days following each of three vesting dates. The vesting dates begin on the twentieth trading day after the effectiveness of the Registration Statement and end on the sixtieth trading day after the effectiveness of the Registration Statement. The Adjustable Warrants expire fifteen trading days after the third vesting date.

On each vesting date, the Company and the investors will determine, based on a formula contained in the Adjustable Warrants, whether the warrants have become exercisable for any warrant shares. Under the formula, the number of shares issuable would depend on the average closing price of the Company's common stock for the five trading days before each vesting date. If the average closing price of the Company's common stock is less than $1.91 per share during the applicable period preceding a vesting date, the formula will be applied to determine the number of shares that are issuable to the investors upon exercise of the warrants as of that vesting date. If the average closing price of the Company's common stock is $1.91 or above during the applicable period preceding a vesting date, no shares of common stock will be issuable as of that vesting date. In addition, if the average closing price of the Company's common stock exceeds $2.19 per share for any 20 consecutive trading days, no further vesting will occur and no more shares will become issuable.

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The purpose of the Vesting Warrants is to provide for the additional shares to be issued to the investors if certain events occur. Under the Vesting Warrants, penalty shares would become issuable upon occurrence of any of several specified events. The events include, among other events, certain acquisitions or mergers involving the Company, the Company's failure to deliver certificates to the holders in a timely manner, a material breach by the Company under the transaction documents, the delisting of the Company's common stock for ten consecutive days, or the failure of the Company to obtain an effective Registration Statement in a timely manner and maintain the Registration Statement effective for the required time period. The Vesting Warrants expire five business days after the expiration of the Adjustable Warrants.

The vesting dates and expiration dates contained in the Warrants and the numbers of shares issuable upon exercise of the Warrants are subject to adjustment under certain circumstances.

The Company cannot yet predict how many shares of common stock, if any, may become issuable upon exercise of the Adjustable Warrants or the Vesting Warrants. However, the Adjustable Warrants and the Vesting Warrants, by their terms, cannot be exercised for a number of shares greater than the number the Company may issue without shareholder approval under applicable Nasdaq rules. In the event that the number of shares issuable would exceed the number of shares permitted to be issued without shareholder approval under applicable Nasdaq rules, the Company would be entitled either to redeem the excess shares (if and to the extent permitted by the Company's lenders) or to obtain shareholder approval for the issuance of the additional shares.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial Statements.  Not applicable.
     --------------------

(b)  Pro Forma Financial Information.  Not applicable.
     -------------------------------

(c)  Exhibits
     --------

The following are filed as exhibits to this current report:

2.1 Securities Purchase Agreement among Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.1 Registration Rights Agreement between Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.2 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.3 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.4 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.5 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.6 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.7 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PACIFIC AEROSPACE & ELECTRONICS, INC.

                    By:   /s/ Donald A. Wright
                        ----------------------------------------------
                        Donald A. Wright, Chief Executive Officer & President



Dated:  August 8, 2000

                                 EXHIBIT INDEX


Exhibit
Number       Description


2.1 Securities Purchase Agreement among Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.1 Registration Rights Agreement between Pacific Aerospace & Electronics, Inc., Strong River Investments, Inc., and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.2 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.3 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.4 Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.5 Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.

4.6 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Strong River Investments, Inc., dated as of July 27, 2000.

4.7 Vesting Warrant between Pacific Aerospace & Electronics, Inc. and Bay Harbor Investments, Inc., dated as of July 27, 2000.




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